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EAGLE
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                              USAA INVESTMENT TRUST
                         SUPPLEMENT DATED MARCH 2, 2004
                                     TO THE
                       EMERGING MARKETS FUND'S PROSPECTUS
                             DATED OCTOBER 1, 2003

USAA Investment Management Company has voluntarily agreed to limit the Emerging Markets Fund's Total Annual Operating Expenses to 1.80% of the Fund's average net assets (ANA), excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount.


FOOTNOTE (C) TO THE FEES AND EXPENSES TABLE FOUND ON PAGE 9 OF THE PROSPECTUS HAS BEEN AMENDED TO READ AS FOLLOWS:

     c Effective March 1, 2004, we voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.80% of the Fund's ANA, as shown below, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses would have been as follows:

                                                    Actual Total Annual
              Total Annual      Reimbursement        Operating Expenses
           Operating Expenses     From IMCO         After Reimbursement
         -----------------------------------------------------------------
                  2.33%             .53%                  1.80%


THE SECOND PARAGRAPH ON PAGE 17 OF THE FUND'S PROSPECTUS HAS BEEN AMENDED TO READ AS FOLLOWS:

Effective March 1, 2004, we voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.80% of the Fund's average net assets. We can modify of terminate this arranagement at any time.


                                                                      46451-0304